UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2022

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2022, Viasat, Inc., a Delaware corporation (“Viasat”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with L3Harris Technologies, Inc., a Delaware corporation (“Purchaser”). Pursuant to the Purchase Agreement, Viasat has agreed to sell certain assets and assign certain liabilities comprising its Link-16 Tactical Data Links business (the “Business”) to Purchaser in exchange for approximately $1.96 billion in cash (subject to certain adjustments), on and subject to the terms and conditions set forth therein (such transaction, the “Transaction”).

The Purchase Agreement contains customary representations, warranties, covenants and termination rights for a transaction of this nature, including, among other things, customary covenants: (i) relating to the conduct of the Business between the signing of the Purchase Agreement and the closing of the Transaction and (ii) regarding the efforts of the parties to cause the Transaction to be consummated, including actions which may be necessary to obtain required regulatory consents and approvals for the Transaction.

The consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The consummation of the Transaction is not subject to any financing contingency.

In connection with the closing of the Transaction, Viasat and Purchaser will enter into certain ancillary commercial agreements, including an intellectual property license agreement for the cross-licensing by each party of certain intellectual property rights relating to the Business and Viasat’s retained businesses, certain supply agreements with respect to the supply of certain Link-16 and related products following the closing, and a transition services agreement for the provision of certain services to support the transition of the Business following the closing, in each case subject to the terms and conditions set forth therein.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about Viasat, Purchaser or their respective subsidiaries and affiliates. The Purchase Agreement contains representations, warranties and covenants by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Viasat or any of its subsidiaries or the Business. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Viasat’s public disclosures.

Item 8.01.	Other Events.

On October 3, 2022, Viasat issued a press release captioned “Viasat to Sell Its Link 16 Tactical Data Links Business to L3Harris Technologies for $1.96 Billion.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 3, 2022, Viasat provided supplemental information regarding the Transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the Business and the industry in which Viasat operates and the beliefs and assumptions of Viasat’s management. Viasat uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of the Transaction; the expected impact of the Transaction on Viasat’s results of operations and financial condition; the closing of the Transaction, including the satisfaction of regulatory and other closing conditions and timing thereof; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the Transaction, including the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Viasat; the failure to satisfy any of the closing conditions to the Transaction on a timely basis or at all; any adverse impact on the business of Viasat as a result of uncertainty surrounding the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the risk that Viasat’s stock price may decline significantly if the Transaction is not consummated; risks that the Transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the Transaction on the ability of Viasat to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s SEC filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Asset Purchase Agreement, dated as of October 1, 2022, by and between Viasat, Inc. and L3Harris Technologies, Inc.

99.1	Press Release, dated October 3, 2022, issued by Viasat, Inc.

99.2	Investor Presentation, dated October 3, 2022

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2) or 601(a)(5) (as applicable). Viasat agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Viasat may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: October 3, 2022	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

4